FIRST US | BANCSHARES, INC.

Investor Presentation

As of June 30, 2018

Forward-Looking Statements

This presentation of First US Bancshares, Inc. ("FUSB") contains forward-looking statements, as defined by federal securities laws. Statements contained in this presentation that are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by FUSB's senior management. FUSB undertakes no obligation to update these statements following the date of this presentation, except as required by law. In addition, FUSB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of FUSB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors that could affect the accuracy of such forward-looking statements are identified in the public filings made by FUSB with the Securities and Exchange Commission (the "SEC"), including FUSB's most recent Annual Report on Form 10-K, and forward-looking statements contained in this presentation or in other public statements of FUSB or its senior management should be considered in light of those factors. Specifically, with respect to statements relating to loan demand, growth and earnings potential and expansion, these factors include, but are not limited to, the rate of growth (or lack thereof) in the economy generally and in the market areas served by First US Bank (the "Bank") and Acceptance Loan Company ("ALC"), market conditions and investment returns, the availability of quality loans in the Bank's and ALC's service areas, the relative strength and weakness in the consumer and commercial credit sectors and in the real estate markets and collateral values. With respect to the proposed acquisition of The Peoples Bank, these factors include, but are not limited to, the possibility that the remaining required regulatory and other approvals and conditions to the proposed transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transaction may be required in order to obtain or satisfy such approvals or conditions; delays in closing the transaction; difficulties, delays and unanticipated costs in integrating the organizations' businesses or realized expected cost savings and other benefits; business disruptions as a result of the integration of the organizations, including possible loss of customers; diversion of management time to address transaction-related issues; and changes in asset quality and credit risk as a result of the transaction. With respect to statements relating to the lease of the unused remaining leasable space in the Bank's Pump House Plaza, these factors include, but are not limited to, the adherence of the leasing counterparty to the terms and conditions of the lease agreement and commercial real estate conditions in the Birmingham, Alabama market in general. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.

Presentation Disclosure

This presentation has been prepared by FUSB solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of FUSB and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of FUSB and the information included in this presentation or other information provided by or on behalf of FUSB.

This presentation does not constitute an offer to sell or a solicitation of an offer to buy any securities of FUSB by any person in any jurisdiction in which it is unlawful for such person to make such an offer or solicitation.

Neither the SEC nor any state securities commission has approved or disapproved of the securities of FUSB or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date indicated on the cover page. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of FUSB after such date.

Contents

First US Bancshares, Inc.

Corporate Profile

- Bank holding company headquartered in Birmingham, AL
  - Traces roots back to 1952
  - Relocated headquarters to Birmingham from Thomasville, AL in September 2017
  - Name changed to First US Bancshares, Inc. in October 2016 (previously, United Security Bancshares, Inc.)
  - NASDAQ ticker symbol changed to FUSB in October 2016 (previously, USBI)

- 2 primary reporting units:
  - First US Bank – full-service community bank in Alabama (16 branches)
  - Acceptance Loan Company (ALC) – consumer finance company in Alabama and Mississippi (21 offices) + indirect lending through retailers in 10 states

FIRST US BANCSHARES, INC.

Corporate Profile

Headquarters:	Birmingham, AL	Exchange:	NASDAQ: FUSB
Branches:	16 Bank, 21 ALC	Stock Price:	$11.65
Total Assets:	$634 million	Price to TBV:	94%
Net Loans:	$356 million	Market Cap:	$70.97 million
Total Deposits:	$531 million	Annual Dividend:	$0.08
Tangible Book Value:	$12.41 per share	Dividend Yield:	0.69%

Information as of 6/30/18

2018 Strategic Initiatives

- ❑ Successful acquisition and integration of The Peoples Bank
- ❑ Lease-up of the Bank's Pump House Plaza office complex in Birmingham
- ❑ Continued growth in existing metropolitan markets
- ❑ Mortgage Division growth
- ❑ Continued deployment of enhanced technology
- ❑ Continued enhancement of deposit products to grow core deposits

Pending Acquisition
The Peoples Bank*

- Headquartered in Rose Hill, VA
- Major market served - Knoxville, TN
- 4 retail branches - 2 in Virginia, 2 in Tennessee
- Purchase price =1.62 x book equity as of 12/31/17, subject to certain adjustments
- Dollar for dollar payment for 2018 earnings
- Combined institution approaching $800 million

*A definitive agreement was signed by First US Bank and The Peoples Bank on April 16, 2018. Management currently expects that the transaction will close during 2018, subject to the satisfaction of customary closing conditions, including the receipt of the remaining required regulatory approvals.

Pending Acquisition
The Peoples Bank*

- Assets
  - As of 12/31/17: **$155 million**
  - As of 6/30/18: **$166 million**
- Net loans
  - As of 12/31/17: **$142 million**
  - As of 6/30/18: **$150 million**
- Net income
  - FYE 2017: **$2.1 million**
  - YTD 2018: **$1.4 million**
- ROAA
  - FYE 2017: **1.46%**
  - YTD 2018: **1.75%**
- Deposits
  - As of 12/31/17: **$127 million**
  - As of 6/30/18: **$137 million**
- Loans to Deposits Ratio
  - As of 12/31/17: **98.82%**
  - As of 6/30/18: **109.99%**
- Tier 1 Leverage Capital Ratio
  - As of 12/31/17: **9.37%**
  - As of 6/30/18: **9.73%**
- Number of FTE employees
  - As of 12/31/17: **27**
  - As of 6/30/18: **27**

* Information obtained or calculated from Call and Uniform Bank Performance Report available at FDIC.gov.

Growth in Metropolitan Markets
FUSB Loans to Deposits Ratio – Room for Growth


100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
69.0%
62.1%
53.7%
53.3%
64.9%
66.9%
66.9%
Dec 31 2012
Dec 31 2013
Dec 31 2014
Dec 31 2015
Dec 31 2016
Dec 31 2017
Jun 30 2018

Growth in Metropolitan Markets
Birmingham's Pump House Plaza

- Opened and moved corporate headquarters Q3 2017
- Created significant presence in Birmingham; FUSB occupies approximately 30%
- Houses Executive Management, Commercial Lending, Marketing, Mortgage, Special Assets, Credit Review and others
- All remaining unused space leased beginning Q4 2018 – expected to add in excess of $750,000 in annual non-interest income
- Deposit growth of $20.9 million from opening through 6/30/18
- Bank Operations Center remains in Thomasville


FIRST US BANK



Mortgage Division
Key Entry Point in New Markets

- Glenn Garrett, SVP, Mortgage Banking Executive
  - 30+ years mortgage banking experience; joined FUSB in November 2016
- 5 mortgage lenders hired
  - 3 in Birmingham, 1 in Tuscaloosa, 1 in Jackson, Alabama
- Relationships established with 6 wholesale lenders
- Offering conventional, FHA, VA and USDA products
- Promote and develop Bank portfolio and HELOC products
- Mortgage production (May 2017 – June 2018):

$29.1 million	Total
$21.0 million	Secondary
$ 8.1 million	Portfolio

Deployment of Technology
Interactive Teller Machines

- Three Interactive Teller Machines (ITMs) installed at Pump House Plaza
- Serving as the primary Teller Line and Drive Up Teller
- Supported by Personal Bankers working in the Call Center at Thomasville Operations Center
- Well received by customers and bank staff
- Branded as ***EXPRESS***BANKER
- A fourth unit is being installed in Brent, with more to come




YTD 2018 Financial Highlights

- Loan growth
  - $9.4 million, or 5.5%, on annualized basis
  - Bank: relatively flat YTD, Q1 growth offset by pay-offs in Q2
  - ALC: $9.3 million growth YTD, generated through indirect point-of-sale retail opportunities
  - Annualized yield on interest-earning assets: 5.88% YTD 2018, compared to 5.51% YTD 2017

- Deposit growth
  - $14.3 million, or 5.6%, on annualized basis
  - Annualized rate on interest-bearing liabilities: 0.74% YTD 2018, compared to 0.55% YTD 2017

- Continued linked quarter growth in pre-provision net interest income
  - Net yield on interest-earning assets: 5.31% Q2 2018, compared to 5.24% Q1 2018
  - Provision for loan losses higher due to substantial growth in indirect lending at ALC

YTD 2018 Financial Highlights

- Non-interest income
  - Increase of 8.3% comparing YTD 2018 to YTD 2017
  - Primary driver: secondary market fees from Mortgage Division ($261,000 YTD 2018, compared to $58,000 YTD 2017)
- Non-interest expense
  - Increase of 6.4% comparing YTD 2018 to YTD 2017
  - Primary driver: Increases in salaries/benefits and occupancy-related expenses at Pump House Plaza
  - Over $750,000 in annual lease revenues expected to partially offset Pump House Plaza expenses in 2019
- Reduction in income taxes under Tax Cuts and Jobs Act of 2017
  - Reduction of effective tax rate to 17.3% YTD 2018, compared to 24.2% YTD 2017

Continued Momentum in Loan Growth

- First US Bank
  - Growth continues to be driven by larger metropolitan markets
  - Maintaining adherence to credit standards
  - Annualized average yield YTD 2018 of 4.46%, compared to 4.10% YTD 2017
- ALC
  - Continued shift to indirect lending – lower yield, but lower losses
  - Moving traditional consumer lending up the credit spectrum
  - Annualized average yield YTD 2018 of 18.15%, compared to 19.06% YTD 2017



Loan Volume
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Thousands

	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Jun 30 2018
Bank - Net Loans	265,791	233,453	187,500	173,735	237,242	254,682	254,737
ALC - Net Loans	71,609	67,474	72,016	81,697	85,530	91,439	100,792
FUSB - Net Loans	337,400	300,927	259,516	255,432	322,772	346,121	355,529

Bank Loan Portfolio Composition

- Focus on C&I and real estate to enhance diversification
- No real estate development loans
- Cash flow from C&I loans



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Thousands

	Direct Consumer	Commercial & Industrial	Real Estate	Total Loan Portfolio
12/31/15	$7,436	$29,377	$138,400	$175,213
12/31/16	$6,206	$57,963	$175,700	$239,869
12/31/17	$5,217	$69,969	$182,317	$257,503
43281	$5,420	$59,320	$192,868	$257,608

Commercial Lending by Region

Strategy: Growth in metropolitan markets

- Central: Birmingham
- West: Tuscaloosa
- South: Legacy markets


$250,000
$200,000
$150,000
$100,000
$50,000
$-
Thousands

	South Region	West Region	Central Region	Total Commercial Loans
12/31/15	$39,468	$37,827	$42,476	$119,771
12/31/16	$41,882	$59,292	$86,080	$187,254
12/31/17	$40,888	$65,523	$104,616	$211,028
06/30/18	$40,654	$62,749	$104,989	$208,392

NOTE: Includes only the portion of the Bank's loan portfolio assigned to Commercial Lending teams. Excludes loans (primarily 1 to 4 Family) assigned to Bank branches.

ALC Loan Portfolio Composition

- Focus on indirect lending through prominent retailers
- Raised credit spectrum on direct consumer
- Real estate lending (previously discontinued) in runoff mode


$110,000
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Thousands

	Real Estate	Direct Consumer	Indirect Consumer	Total Loan Portfolio
12/31/15	$17,233	$38,198	$37,933	$93,364
12/31/16	$13,724	$36,413	$44,775	$94,912
12/31/17	$10,801	$34,083	$55,071	$99,955
43281	$9,176	$32,902	$67,429	$109,507

Asset Quality Improvement

- $78 million reduction in classified assets since 2011
- OREO/foreclosure expense reduced from $6.2 million in 2012 to $0.5 million in 2017 and $0.2 million YTD 2018


Total Classified Assets
Thousands
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-

	Dec 31 2011	Dec 31 2012	Dec 31 2013	Dec 31 2014	Dec 31 2015	Dec 31 2016	Dec 31 2017	Jun 30 2018
OREO	$16,774	$13,286	$9,310	$7,735	$6,038	$4,858	$3,792	$2,181
ALC - Nonperforming Loans	$3,995	$1,837	$1,854	$1,905	$1,657	$1,899	$1,916	$1,353
Bank - Substandard Loans	$62,716	$65,403	$43,005	$15,369	$5,013	$3,329	$1,638	$2,335
Nonperforming Assets as % of Total Assets	5.73%	6.78%	3.78%	2.50%	1.59%	1.20%	0.95%	0.61%

Other Real Estate Owned (OREO)

Property Category	Number of Properties 6/30/2018	As of 6/30/2018 (in 000s)	As of 12/31/2017 (in 000s)
Commercial – Improved	2	$ 674	$ 1,340
Commercial - Unimproved	5	1,251	1,720
1 – 4 Family Residential – Improved	1	42	382
1 – 4 Family Residential – Land Only	2	35	85
Total Bank OREO	10	$ 2,002	$ 3,527
Total ALC OREO	14	179	265
Overall Total	24	$ 2,181	$ 3,792

NOTE – 3 commercial properties comprise 77.0% of the Bank's OREO balance.

Capital Ratios
Room for Growth

	Common Equity Tier 1 Capital	Risk-based Capital	Tier 1 Leverage
December 31, 2015	22.19%	23.35%	13.02%
December 31, 2016	19.01%	20.26%	12.27%
December 31, 2017	18.41%	19.60%	11.89%
June 30, 2018	18.48%	19.70%	11.97%
Well-Capitalized	6.50%	10.00%	5.00%

- Capital levels provide room for pending acquisition of The Peoples Bank
- Expect to reduce capital to levels more consistent with peers as a result of acquisition

2017 Financial Highlights

- Loan growth
  - $23.3 million year-over-year increase, or 7.2%
  - Bank: $17.4 million, or 7.4%
  - ALC: $5.9 million, or 6.9%
  - 2016 and 2017 combined net loan growth of $90.7 million
- Deposit growth
  - $19.5 million year-over-year increase, or 3.9%
  - $17.7 million of this growth generated through new branch at Pump House Plaza in Birmingham
- Interest income growth of $0.9 million during 2017
  - $1.1 million increase in interest income and fees on loans
- Pre-tax earnings growth of $1.2 million during 2017, or 88.4%

2017 Financial Highlights – The Impact of Tax Reform

- Net loss of $411,000 for FYE 2017
  - Non-cash charge of $2.5 million resulted from enactment of Tax Reform
- Impact of Tax Reform on Net Income and Selected Financial Data*:

	As Reported	Adjusted (Absent Impact of Tax Reform: NON-GAAP)
Provision for income taxes	$ 3,035	$ 564
Net income (loss)	$ (411)	$ 2,060
Basic net income (loss) per share	$ (0.07)	$ 0.33
Diluted net income (loss) per share	$ (0.06)	$ 0.32
Return on average assets	(0.07)%	0.33%
Return on average equity	(0.52)%	2.63%

*The adjusted net income and related per share data and key ratios presented in the table exclude the impact of the enactment of the Tax Cuts and Jobs Act of 2017 on FUSB's results for the year ended December 31, 2017 and are not prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). FUSB's management believes that this non-GAAP presentation is useful in demonstrating the one-time impact of the deferred tax asset adjustment on FUSB's results for the periods presented, but cautions that non-GAAP measures should not be viewed as a substitute for results determined in accordance with GAAP.

Non-Interest Expense
"Cost Neutral" Profile

- Cost neutral positioning maintained while redeploying dollars to rebuild infrastructure and expand product offerings
- ALC adds substantial cost, but with the benefits of higher yield and superior diversification


Non-Interest Expense
Thousands
$35,000
$32,500
$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$0

	FYE 2012	FYE 2013	FYE 2014	FYE 2015	FYE 2016	FYE 2017
All Other Non-interest expense	$382	$35	$134	$897	$1,070	$829
ALC Non-interest expense	$10,734	$10,303	$9,953	$9,909	$9,588	$9,524
Bank Non-interest expense	$21,368	$20,464	$18,508	$17,571	$17,837	$18,096
Total Non-interest expense	$32,484	$30,802	$28,595	$28,377	$28,495	$28,449
Core Non-interest expense*	$26,293	$27,681	$27,518	$27,350	$27,776	$27,911

*Core non-interest expense excludes OREO/Foreclosure related expenses.

Building Infrastructure while Controlling Costs
(Strategic Initiatives 2013 – 2017)

- Information security development
  - Outsourcing core processing, item processing, statement printing
  - Office 365 (email, calendaring, cloud platforms)
  - High speed networks
  - Website re-design
  - Upgraded accounts payable systems
  - Security enhancements
  - Incident response planning
- Enhancement/deployment of product offerings
  - Mobile Banking / Remote Deposit Anywhere
  - Commercial Cash Management
  - First Link suite of checking accounts
  - Direct OFX (Quicken)
  - Text alerts
  - Chip cards
  - iPay
  - ITM deployment and ATM upgrades

Building Infrastructure while Controlling Costs
(Strategic Initiatives 2013 – 2017)

- Rebranding
  - First US Bank: December 2014
  - Moved ALC headquarters to Mobile in early 2015
  - First US Bancshares, Inc. and new ticker symbol (FUSB): October 2016
  - Completed construction of Pump House Plaza: August 2017
  - Moved Holding Company and Bank headquarters to Birmingham: September 2017

- Operations consolidation and branch optimization
  - Closed 2 ALC branches in 2015
  - Consolidated First US Bank operations in Thomasville in late 2015
  - Closed 5 First US Bank branches in 2016
  - Constructed Pump House Plaza office complex in Birmingham – became operational in August 2017

Selected Balance Sheet Information

Quarterly Comparison

	As of 6/30/2018	As of 3/31/2018	As of 12/31/2017	As of 9/30/2017	As of 6/30/2017
Investment Securities	$ 165,740	$ 181,942	$ 180,150	$ 185,802	$ 200,831
Loans, Net of Allowance for Loan Losses	$ 355,529	$ 353,805	$ 346,121	$ 338,026	$ 330,526
OREO	$ 2,181	$ 3,343	$ 3,792	$ 3,819	$ 4,351
Total Assets	$ 634,036	$ 627,319	$ 625,581	$ 614,599	$ 616,218
Deposits	$ 531,428	$ 525,273	$ 517,079	$ 508,385	$ 509,245
Total Shareholders' Equity	$ 75,634	$ 75,525	$ 76,208	$ 78,854	$ 78,373
Total Liabilities and Shareholders' Equity	$ 634,036	$ 627,319	$ 625,581	$ 614,599	$ 616,218

Income Statements
Quarterly Comparison

	Quarter Ended 6/30/2018	Quarter Ended 3/31/2018	Quarter Ended 12/31/2017	Quarter Ended 9/30/2017	Quarter Ended 6/30/2017
Total Interest Income	$ 8,390	$ 8,119	$ 8,087	$ 7,820	$ 7,683
Total Interest Expense	888	805	804	685	626
Net Interest Income	$ 7,502	$ 7,314	$ 7,283	$ 7,135	$ 7,057
Provision for Loan Losses	702	658	523	373	576
Net Interest Income After Provision for Loan Losses	$ 6,800	$ 6,656	$ 6,760	$ 6,762	$ 6,481
Total Non-Interest Income	1,132	1,140	1,333	1,236	930
Total Non-Interest Expense	7,492	7,301	7,359	7,190	6,863
Income Before Income Taxes	$ 440	$ 495	$ 734	$ 808	$ 548
Provision for Income Taxes	81	81	2,600	173	132
Net Income	$ 359	$ 414	$ (1,866)	$ 635	$ 416

Selected Balance Sheet Information
Annual Comparison

	As of 12/31/17	As of 12/31/16	As of 12/31/15	As of 12/31/14	As of 12/31/13
Investment Securities	$ 180,150	$ 207,814	$ 231,202	$ 234,086	$ 170,804
Loans, Net of Allowance for Loan Losses	$ 346,121	$ 322,772	$ 255,432	$ 259,516	$ 300,927
OREO	$ 3,792	$ 4,858	$ 6,038	$ 7,735	$ 9,310
Total Assets	$ 625,581	$ 606,892	$ 575,782	$ 572,609	$ 569,801
Deposits	$ 517,079	$ 497,556	$ 479,258	$ 483,659	$ 484,279
Total Shareholders' Equity	$ 76,208	$ 76,241	$ 77,030	$ 75,162	$ 70,095
Total Liabilities and Shareholders' Equity	$ 625,581	$ 606,892	$ 575,782	$ 572,609	$ 569,801

Income Statements
Annual Comparison

	Year Ended 12/31/17	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13
Total Interest Income	$ 31,100	$ 30,155	$ 29,897	$ 31,361	$ 33,636
Total Interest Expense	2,706	2,271	2,289	2,553	2,905
Net Interest Income	$ 28,394	$ 27,884	$ 27,608	$ 28,808	$ 30,731
Provision for Loan Losses	1,987	3,197	216	(74)	(642)
Net Interest Income After Provision for Loan Losses	$ 26,407	$ 24,687	$ 27,392	$ 28,882	$ 31,373
Total Non-Interest Income	4,666	5,201	4,531	5,091	4,865
Total Non-Interest Expense	28,449	28,495	28,377	28,595	30,802
Income Before Income Taxes	$ 2,624	$ 1,393	$ 3,546	$ 5,378	$ 5,436
Provision for Income Taxes	3,035	169	951	1,829	1,509
Net Income	$ (411)	$ 1,224	$ 2,595	$ 3,549	$ 3,927

Significant Income-Related Variances
(Comparing Annual Income Statements 2013 – 2017)

- Interest Income
  - Declined through 2015 due to reduced loan volume and yield
  - Bank loan volume was reduced due to efforts to correct credit quality issues
    - $109 million decrease in net loans between 12/31/12 and 9/30/15
  - Reduced yield due to rate environment and shift in mix to higher credit quality
    - Net yield on interest earning assets reduced from 7.04% in 2012 to 5.57% in 2017
  - Increase in interest income in 2016 and 2017 due to net loan growth at the Bank and ALC
    - Net loan growth of $90.7 million in 2016 and 2017 combined
- Provision for Loan Losses
  - Negative provisions at the Bank in 2013, 2014 and 2015 contributed to higher income levels - resulted from improvement in credit quality and declining loan balance
  - Increasing provisions in 2016 and 2017 resulted from significant loan growth
- Provision for Income Taxes
  - In 2017, non-cash charge of $2.5 million resulted from the enactment of Tax Reform

Share Price v. Book Value



$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$-
11.09
11.40
11.46
11.63
12.15
12.45
12.56
12.76
13.00
12.62
12.91
12.80
12.41
5.48
5.36
9.89
7.29
8.47
8.84
8.05
8.92
8.90
11.11
11.22
12.53
11.65
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
First US Bancshares Stock Price
Book Value

FIRST US BANCSHARES, INC.

www.firstusbank.com

Contact:
Thomas S. Elley
Chief Financial Officer
telley@firstusbank.com
205.582.1200